Supplement dated July 7, 2017

to the Summary Prospectus, the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2017, as supplemented, for the following Fund:

Fund
COLUMBIA ACORN TRUST Columbia Acorn International SelectSM

The Fund’s Summary Prospectus, Prospectus and SAI are supplemented to reflect that effective September 30, 2017, the Fund’s Portfolio Manager is Stephen Kusmierczak, CFA.

Mr. Kusmierczak has served with the Fund since 2001, and as Co-Portfolio Manager of the Fund since January 2016. He has been associated with the Funds’ investment manager, Columbia Wanger Asset Management, LLC, or its predecessors, as an investment professional since 2001 and has been a Vice President of Columbia Acorn Trust since 2011. Mr. Kusmierczak began his investment career in 1999 and earned a B.A. from Bowdoin College and an M.P.A. from Princeton University, Woodrow Wilson School of Public and International Affairs.

Shareholders should retain this Supplement for future reference.

SUP112_12_004_(07/17)